
Jamba Juice

Jamba Juice

Jamba Juice

NASDAQ: JMBA

ICR XChange Conference
January 12-14, 2015

Safe Harbor Statement

This presentation (including information incorporated or deemed incorporated by reference herein) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those involving future events and future results that are based on current expectations, estimates, forecasts, and projections as well as the current beliefs and assumptions of our management. Words such as “outlook”, “believes”, “expects”, “appears”, “may”, “will”, “should”, “anticipates”, or the negative thereof or comparable terminology, are intended to identify such forward looking statements and includes statements made under the 2015 outlook statements. Any statement that is not a historical fact, including estimates, projections, future trends and the outcome of events that have not yet occurred, is a forward-looking statement. Forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. Therefore actual results may differ materially and adversely from those expressed in any forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to, those discussed under the section entitled “Risk Factors” in our reports filed with the SEC. Many of such factors relate to events and circumstances that are beyond our control. You should not place undue reliance on forward-looking statements.

Key Messages

- Focused Growth Strategy
  - Leveraging iconic brand recognition and customer loyalty
  - Accelerating profitable growth through refranchising and renewed franchise recruitment to double our unit count domestically and internationally
  - Accelerating growth and profitability, including unit count both domestically and internationally, including new formats
- Accelerating Growth by Strengthening Business Model
  - Transitioning to an asset-light model through accelerated refranchising
  - Implementing significant cost reductions and ongoing expense management
- Result
  - Profitable growth – short and long term
  - Increased earnings and earnings stability
  - Increased shareholder value
  - Aggressive return of capital to shareholders

Jamba – A Leading Health and Wellness Brand

- Founded in 1990, Jamba is a leading healthy, active lifestyle company that provides customers with a variety of better-for-you specialty beverage and food offerings:
  - The #1 retailer of freshly-squeezed, made-to-order juice
  - The smoothie brand leader with 100 million annual visits to 862 Jamba stores
  - High brand awareness and consumer affinity
  - #3 Top-of-mind healthy food and beverage brand
  - Over 1.8 million Jamba Facebook fans
  - Approaching 2M Jamba Insider loyalty members


order
here

JMBA Investment Thesis

JMBA Company
- Profitable Growth Model
- Limited Capital Needs
- Increased Free Cash Flow
- Return of Excess Capital to Shareholders

JMBA Franchise
- Drives Domestic and International Growth
- High Profit Flow-through
- Annuity-Like Cash Flows
- No Capital Required


Jamba Juice
Company
Jamba Juice
Franchise
Jamba Juice
New Ventures

JMBA New Ventures Growth

High-Margin Opportunities

JambaGo®
- Limited Capital Investment and Overhead

Jamba CPG
- Pure Licensing Model
- High Profit Flow-through

Accelerated Growth Plan

Jamba Will Lead in Juice



- Improved Brand Building & Product Innovation
- Cutting-edge Technology to Heighten Consumer Loyalty

Robust Global Growth Plan



- Fueled by Growing Leadership in Juice
- Accelerated Global Development Plan
- Refranchising
- New Store formats

Jamba Juice

Focused Growth Ventures



- JambaGo®
- CPG

Cost & Productivity

- Rapidly Moving to Asset Light Model
- Superior Supply Chain Optimization
- Reduced G&A structure
- Cost & Productivity Savings

Long-term Prospects Driven by Product Innovation

Juices, Smoothies and Bowls



Made-to-Order and Ready-to-Drink Juices



Energy Bowls



Whole Food Nutrition Smoothies



Steel Cut Oatmeal

JMBA: Clear Leader in Juice

Juice Platform Gaining Traction

- Jamba is now the leading national retailer of made-to-order, freshly-squeezed juice with 500+ locations


Jamba Juice
Jamba Juice


VEGGIE HARVEST
TROPICAL GREENS
CITRUS KICK
ORANGE REVIVER

- Cold Pressed Juice launched in Q4
  - Four SKU's available in over 300 stores in CA and 19 stores in NYC
  - Full roll-out in 2015


Refresh • RECHARGE • RENEW

Continuing Move To Asset-Light, Franchise-Focused Model

Will Enable Accelerated Growth, Better Returns on Capital

- **Refranchising initiative** – move to 80%+ franchise-to-company owned model by end of 2015
- Expanded domestic **franchise recruiting and development** program
  - Focuses on store development in new and existing markets
  - Offers multiple, attractive incentives for new franchisees
  - Rigorous application and selection process
  - Large group of interested and capable operators
- Doubling of domestic store openings - **500 new franchised stores in 5 years**
- Powering our domestic unit growth through the franchise recruiting initiative accelerates progress toward an **asset light model**
- International pipeline 450+ stores; 200 over the next 3-4 years

Significant Domestic & International Unit Growth Over Next 5 Years

Domestic Growth Potential

- **Refranchising Initiative** – move to 80%+ franchise-to-company owned model by end of 2015
- Powering unit growth through franchise recruiting initiative accelerates
- Progress toward an **asset-light model**




Jamba Juice


Non-traditional
Traditional/Mall
1,200
300
400
100
2,000
Traditional Stores
Malls
Colleges & Other
Airports
Total
500 New Locations Planned Over Next 5 Years

Full Menu and Small Formats

International Growth Strategy

Seven International Markets; 800+ Domestic Locations



Current Footprint 862 Stores Globally

807 Domestic Locations:
- 535 Franchise /Stations
- 272 Company

55 International Locations:
- 26 South Korea
- 15 Canada
- 12 Philippines
- 2 Mexico

As of Q3 '14

Focused Growth Ventures

JambaGO® Drives Additional Brand Awareness

- Significant growth potential in retail venues, education, airports, hospitality, military
- Convenient *and* portable
- Raises consumer awareness of Jamba brand
- Limited capital investment and overhead required by Jamba
    - Razor/blade and revenue model
- High margin flow-through
- Machine site revenue volume – average $2K+ annually
- Up to 2,000 machine sites by year-end 2014


Jamba go
live fruitfully
symphony
peach

JambaGO Provides a Low Risk, High Margin Opportunity to Add Value

Cost-Savings and Productivity Initiatives

- Transitioning to more flexible cost-structure consistent with **asset-light model**
  - Enables faster execution and enhanced focus on growth initiatives
  - G&A savings to allow $30M run-rate
    - Capgemini strategic partnership
    - Restructure to allow for franchisee focus
- 4-Wall margin improvement
  - COGS run-rate of 25% for 2015
  - Process optimization in store (labor and COGS related)
- Continued implementation of technology to enhance customer experience
  - Spendgo loyalty program approaching 2 million members
  - Mobile: PayPal, order ahead, mobile app pilot
- Restructure Organization and Select Markets
  - Flatten organization by reducing management levels
  - Improve decision-making speed
  - Address underperforming markets

JMBA: Transforming Our Business Model

	2014	2015 Run-Rate[1]	2016 Run-Rate[1]
Franchised Mix (units)	70%	>80%	>90%
System-wide Sales (range)	+$500M	$525-550M	$600-625M
EBITDA (range)	TBD	$15-17M	$17-19M
G&A	$34-35M	$30M	$25M
CapEx	$13-14M	$8-10M	$4-6M
Annual Free Cash Flow (range)	--	$5-12M	$11-15M
Cumulative Cash proceeds from Refranchising (estimate)	--	$30-40M	$55-75M

(1) Assumes mid-year refranchise

JMBA Capital Allocation Priorities

Capital Structure	• Driven by franchise model • Aggressively return additional excess capital to shareholders • Limited capital investment needed for significant domestic and international unit growth potential over next five years
Operational Investments	• Reinvest in core business - Technology investments that drive sales and returns - Optimization of store process and efficiencies • Machine investment in JambaGo® to accelerate growth
Capital Returns To Shareholders	Repurchases – Preferred Capital Return Method • Take advantage of share valuation absent more attractive uses of capital • Return cash proceeds from refranchising to investors

2015 Outlook

- Increase positive Company-owned comparable store sales from 2%-4% to 3%-5%
- Increase income from operations from 2%-3% to 4%-6%
- Reduce G&A by 15%-20% to $30M run rate
- Refranchise up to 114 stores for 80+ franchise-to-company model
- Open 100 – 125 new global locations

Key Messages

- Focused Growth Strategy
  - Leveraging iconic brand recognition and customer loyalty
  - Accelerating profitable growth through refranchising and renewed franchise recruitment to double our unit count domestically and internationally
  - Accelerating growth and profitability, including unit count both domestically and internationally, including new formats
- Accelerating Growth by Strengthening Business Model
  - Transitioning to an asset light model through accelerated refranchising
  - Implementing significant cost reductions and ongoing expense management
- Result
  - Profitable growth – short and long term
  - Increased earnings and earnings stability
  - Increased shareholder value
  - Aggressive return of capital to shareholders


Squeeze
the
DAY™
Jamba Juice
Jamba Juice.
Blend in the Good.™